UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    ________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 19, 2004

                            ------------------

                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)




         Delaware               0001261679                      14-1873119
     (State or other      Commission File Number             (I.R.S. Employer
     jurisdiction of                                      Identification Number)
     incorporation or
      organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale, New Jersey 07645
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  800-727-3835

Item 12.  Results of Operations and Financial Condition

On August 16, 2004, MSW Energy Holdings LLC issued a Transcript for the
Second Quarter Earnings Call for the quarter ended June 30, 2004. A copy of the Transcript is filed as Exhibit 99.



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  MSW ENERGY HOLDINGS LLC

                                  By: /s/ Michael J. Gruppuso
                                      ------------------------------------------
                                      Michael J. Gruppuso
                                      Chief Financial Officer

                                  Date:  August  19, 2004
                                       -----------------------------------------